Supplement dated April 15, 2013
to the
PMC Core Fixed Income Fund
Prospectus and Statement of Additional Information
dated December 28, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the PMC Core Fixed Income Fund dated December 28, 2012, as previously supplemented.

This supplement makes the following amendments to disclosures in the Prospectus and Statement of Additional Information (“SAI”) dated December 28, 2012.  Effective April 15, 2013, Mr. Thomas J. Marthaler has been added as a portfolio manager for Neuberger Berman Fixed Income LLC, a sub-adviser to the PMC Core Fixed Income Fund.

The following disclosures are hereby revised to reflect the addition of Mr. Marthaler as a portfolio manager:

Summary Prospectus

The disclosure under the Summary Section entitled “Management – Portfolio Managers” on page 7 is amended to read as follows:

Portfolio Managers.  The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Wesley Sparks	Since 2007	CFA, Head of U.S. Fixed Income of Schroder
Andrew Johnson	Since 2009	Managing Director and Board Member of NBFI
Thomas Marthaler	Since 2013	CFA, Managing Director of NBFI
Brandon Thomas	Since 2010	Managing Director and Chief Investment Officer of the Adviser
Brian Singer	Since 2011	Head of Dynamic Allocation Strategies Team, William Blair
Edwin Denson	Since 2011	Investment Professional, William Blair
Thomas Clarke	Since 2011	Investment Professional, William Blair

Prospectus

The disclosure under the section entitled “Management of the Funds – The Sub-Advisers and Portfolio Managers - Neuberger Berman Fixed Income LLC” beginning on page 26 is amended to include the following:

Thomas J. Marthaler, CFA
Thomas J. Marthaler is a Managing Director of NBFI and Portfolio Manager/Client Specialist on the Investment Grade Fixed Income Team.  Prior to joining NBFI in 2006, Mr. Marthaler served as executive vice president and chief investment officer for North American Fixed Income at ABN AMRO Asset Management, and its predecessor firm, Chicago Title and Trust.  Mr. Marthaler’s career began in 1981 in fixed income and includes trading, research, portfolio management, client service and product management.  Mr. Marthaler earned a BA from the University of St. Thomas and an MBA from Loyola University in Chicago. In addition, Mr. Marthaler has been awarded the Chartered Financial Analyst designation.

SAI

The section entitled “Management of the Funds – Portfolio Managers – Other Accounts Managed by the Portfolio Managers”, beginning on page 34 is amended as follows:

Portfolio Managers
The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below.  Asset amounts have been rounded and are approximate as of August 31, 2012 (unless otherwise noted).

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Core Fixed Income Fund
Brandon R. Thomas (Adviser)	0	$0	0	$0	3,902	$352,230,492
Andrew Johnson (NBFI)	7	$4,056,700,000	7	$2,267,000	100	$29,281,000
Thomas J. Marthaler* (NBFI)	0	$0	1	$336,000,000	0	$0
Wesley Sparks (Schroder)	1	$93,400,000	36	$9,300,000,000	70	$11,400,000,000
Brian D. Singer (William Blair)	1	$52,358,329	1	$9,271,085	0	$0
Edwin Denson (William Blair)	1	$52,358,329	1	$9,271,085	0	$0
Thomas Clarke (William Blair)**	1	$52,358,329	1	$9,271,085	0	$0

Diversified Equity Fund
Brandon R. Thomas (Adviser)	0	$0	0	$0	3,902	$352,230,492
Francis X. Morris (Delaware)	12	$3,190,000,000	0	$0	14	$148,090,000
Michael S. Morris (Delaware)	5	$1,870,000,000	0	$0	10	$141,100,000
Christopher S. Adams (Delaware)	5	$1,870,000,000	0	$0	12	$141,100,000
Donald G. Padilla (Delaware)	5	$1,870,000,000	0	$0	12	$141,100,000
Warren N. Koontz (Loomis)	6	$2,652,733,029	3	$187,966,399	121	$3,022,733,935
Arthur Barry (Loomis)	4	$1,777,133,109	2	$163,845,227	123	$3,008,703,580
James L. Carroll (Loomis)	4	$1,766,194,776	3	$163,845,227	130	$3,147,867,437
Ronald P. Gala (Mellon)	13	$1,487,000,000	11	$647,000,000	55	$7,047,000,000
Warren Chiang (Mellon)	13	$1,487,000,000	11	$647,000,000	55	$7,047,000,000
Michael P. Kaminski (Mellon)	13	$1,487,000,000	11	$647,000,000	55	$7,047,000,000
Benjamin Segal (Neuberger)	6	$1,168,000	0	$0	56	$7,370,000

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Conrad A. Saldanha*** (Neuberger)	6	$1,168,000	0	$0	56	$7,370,000
Brian D. Singer (William Blair)	1	$52,358,329	1	$9,271,085	0	$0
Edwin Denson (William Blair)	1	$52,358,329	1	$9,271,085	0	$0
Thomas Clarke (William Blair)	1	$52,358,329	1	$9,271,085	0	$0

*	Information provided is as of December 31, 2012.
**	Other accounts include separate accounts, sub-advised accounts and managed accounts (WRAP).
***
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed is not involved in the day-to-day management of the entire account.

The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance.  The Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees.  Asset amounts have been rounded and are approximate as of August 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Core Fixed Income Fund
Wesley Sparks (Schroder)	0	$0	0	$0	1	$731,900,000

Diversified Equity Fund
Warren N. Koontz (Loomis)	0	$0	1	$24,121,172	0	$0
Ronald P. Gala (Mellon)	0	$0	1	$84,000,000	10	$1,610,000,000
Warren Chiang (Mellon)	0	$0	1	$84,000,000	10	$1,610,000,000
Michael P. Kaminski (Mellon)	0	$0	1	$84,000,000	10	$1,610,000,000

Please retain this supplement with your Prospectus and Statement of Additional Information.